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                                                                    EXHIBIT 10.4

                         CHATEAU DISTRIBUTION AGREEMENT

                                  BY AND AMONG

                              JQH ACQUISITION LLC,

                             JQH MERGER CORPORATION,

                               ATRIUM HOTELS, LLC,

                          JOHN Q. HAMMONS HOTELS, L.P.,

                        JOHN Q. HAMMONS HOTELS TWO, L.P.,

     JOHN Q. HAMMONS, AS TRUSTEE OF THE REVOCABLE TRUST OF JOHN Q. HAMMONS,
                DATED DECEMBER 28, 1989, AS AMENDED AND RESTATED

                                       AND

                                CHATEAU LAKE, LLC

                        Dated as of ______________, 2005

                         CHATEAU DISTRIBUTION AGREEMENT

      THIS CHATEAU DISTRIBUTION AGREEMENT ("Agreement") is made as of ___________, 2005, by and among JQH Acquisition LLC, a Delaware limited liability company ("Parent"), JQH Merger Corporation, a Delaware corporation ("Merger Sub"), Atrium GP, LLC, a Delaware limited liability company ("Atrium"), John Q. Hammons Hotels, L.P., a Delaware limited partnership ("JQH LP"), John Q. Hammons Hotels Two, L.P., a Delaware limited partnership ("Hotels Two"), John Q. Hammons, as Trustee of the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated ("JQH Trust"), and Chateau Lake, LLC, a Missouri limited liability company ("Chateau Lake").

      WHEREAS, in connection with the Amended and Restated Transaction Agreement, dated as of June 14, 2005, by and among John Q. Hammons ("JQH"), JQH Trust, Hammons, Inc., a Missouri corporation, JD Holdings, LLC ("JDH") and Parent, the parties hereto desire that Hotels Two, the sole member of Chateau Lake, convey to JQH Trust all of the limited liability company interests in Chateau Lake held by Hotels Two, constituting 100% of the membership interests in Chateau Lake (the "LLC Interests"), in exchange for the cancellation of certain limited partnership interests in JQH LP held by JQH Trust;

      WHEREAS, the LLC Interests shall be transferred as soon as practicable after the effective date of the proposed merger (the "Proposed Merger") of Merger Sub and John Q. Hammons Hotels, Inc., a Delaware corporation ("JQH, Inc.");

      WHEREAS, Hotels Two and Chateau Lake are subject to that certain Indenture, dated as of May 21, 2002, among JQH LP, John Q. Hammons Hotels Finance Corporation III, a Missouri corporation, and Wachovia Bank, National Association (the "Trustee"), governing the outstanding mortgage bonds of JQH LP (the "Indenture"); and

      WHEREAS, Chateau Lake is the owner of that certain leasehold in real property known as Chateau on the Lake Resort and Convention Center, located at 415 North State Highway 265, Branson, Taney County, Missouri (the "Property"), encumbered by that certain loan from Bear Stearns Commercial Mortgage Inc., a New York corporation ("Lender"), to Chateau Lake (the "Loan"), secured by, among other things, that certain Amended and Restated Leasehold Deed of Trust, Security Agreement and Fixture Filing dated January 6, 2005, granted by Chateau Lake and JQH for the benefit of the Lender (the "Security Instrument") and evidenced by that certain Promissory Note in the original principal amount of $31,000,000, dated as of January 7, 2005, made by Chateau Lake to the order of Lender (the "Note").

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration given and received by each party, receipt of which is hereby acknowledged, the parties hereto agree as follows.

                                   ARTICLE I
                            THE CHATEAU LAKE TRANSFER

      1.1 Transfer. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), Parent shall cause Hotels Two to transfer the LLC Interests to JQH Trust.

      1.2 Consideration. In consideration for (a) the transfer of the LLC Interests to JQH Trust and (b) the distribution of certain assets and related liabilities by JQH, Inc. and JQH LP to JQH Hotels Management, LLC, a Delaware limited liability company ("JQHHM"), as set forth in that certain Management Assets and Obligations Distribution Agreement, dated as of the date hereof, among Parent, JQH, Inc., JQH LP and JQHHM, limited partnership interests of JQH LP owned by JQH Trust will be transferred by JQH Trust to JQH LP and canceled in an amount equal to the total number of limited partnership interests of JQH LP owned by JQH Trust multiplied by a fraction, the numerator of which is 20 and the denominator of which is 348 (the "Canceled LP Interests").

      1.3 Closing. The transfer provided for in this Agreement (the "Closing") will take place at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, immediately following the satisfaction or waiver of each of the conditions set forth in Article II hereof, or at such other time and place as may be agreed to by the parties hereto. Such time and date are referred to in this Agreement as the "Closing Date."

      1.4 Closing Obligations. At the Closing (a) Hotels Two shall execute and deliver to JQH Trust a membership interest assignment pursuant to which Hotels Two shall assign the LLC Interests to JQH Trust, (b) JQH Trust shall execute and deliver to JQH LP a partnership interest assignment pursuant to which JQH Trust shall transfer to JQH LP the Canceled LP Interests for cancellation, (c) JQH LP shall cancel the Canceled LP Interests, which shall cease to be issued and outstanding and (d) JQH Trust shall assume Chateau Lake's existing debt obligations.

                                   ARTICLE II
                              CONDITIONS TO CLOSING

      2.1 General Conditions. The obligations of the parties to effect the Closing shall be subject to the following conditions unless waived in writing by the parties:

            (a) The Proposed Merger shall have been consummated.

            (b) Since June 14, 2005, there must not have been commenced, or threatened specifically in writing from a source all parties to this Agreement reasonably deem credible, any action or legal proceeding by an unaffiliated third party (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (ii) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by this Agreement.

      2.2 Conditions Precedent to Obligation of Parent, Merger Sub, Hotels Two and Chateau Lake. Parent's, Merger Sub's, Hotels Two's and Chateau Lake's obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of each condition precedent listed below, any of which may be waived by Parent, Merger Sub, Hotels Two and Chateau Lake:

            (a) All of JQH Trust's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

            (b) All of the covenants and obligations that JQH Trust is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

      2.3 Conditions Precedent to Obligation of JQH Trust. JQH Trust's obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Date of each condition precedent listed below, any of which may be waived by JQH Trust:

            (a) All of Parent's and Merger Sub's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

            (b) All of the covenants and obligations that Parent, Merger Sub, Hotels Two, JQH LP and Chateau Lake are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

                                  ARTICLE III
                                   COVENANTS

      3.1 Delivery of Officers' Certificate and Appraisal Report. On or prior to the Closing Date, JQH LP shall deliver, and Parent and Merger Sub shall cause JQH LP to deliver, to the Trustee an officers' certificate in accordance with the terms and conditions of the Indenture stating that the transactions contemplated by this Agreement are permitted under the terms of the Indenture and setting forth the basis upon which the fair market value of the LLC Interests was computed, which shall be primarily based upon the Appraisal Report of HVS International dated December 7, 2004 to be submitted to the Trustee with such officers' certificate.

      3.2 Alternative Transfer Option. In the event the transactions contemplated by this Agreement cannot be effectuated as described herein, the parties hereto agree to pursue any other commercially reasonable alternative course of action to transfer the LLC Interests to JQH Trust that may be permitted under the Indenture, the Security Instrument, the Loan, the organizational documents of the relevant parties and any other document requiring consent or restricting the transfer of the LLC Interests.

      3.3 Commercially Reasonable Efforts. Each of the parties hereto shall use their respective commercially reasonable efforts to take or cause to be taken all appropriate action, do or cause to be done all things necessary, proper or advisable, and execute and deliver such documents and other papers, as may be required to satisfy the conditions to Closing set forth in Article II hereof prior to the effective date of the Proposed Merger and otherwise carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement, when possible in a manner intended to mitigate the income tax liabilities of the parties.

      3.4 Sub-Lease of the Property. In the event that the transactions contemplated by this Agreement have not been consummated within three (3) months from the effective date of the Proposed Merger, at the election of JQH Trust, in its sole and absolute discretion, the parties hereto agree that the Ground Lease Agreement by and between JQH Trust and Chateau Lake, dated February 27, 1996, as amended (the "Ground Lease") shall be subleased to a JQH Trust affiliate (the "Sublease") under a triple net lease with no additional rent payable until the termination of the Indenture and/or the conditions to Closing set forth in
Article II are satisfied, at which time the transactions contemplated hereby shall be consummated; provided, that any such Sublease does not violate the Indenture, the Loan, the Security Instrument or any other material contract to which any of Chateau Lake, JQH LP or Hotels Two is a party or by which any of them or any of their respective assets are bound. The terms and conditions of any such Sublease shall be structured to transfer the economic and legal incidents of owning the LLC Interests to JQH Trust; provided, that (a) the Sublease shall permit Chateau Lake to (i) directly make all required payments of principal and interest on the Loan and to pay its other debt service obligations, and (ii) reserve up to 5% of its gross revenue as a general capital reserve, and (b) JQH Trust shall reimburse Chateau Lake for all of its out-of-pocket costs and expenses (excluding those costs and expenses set forth in Sections 3.6 and 6.2) incurred in connection with the Ground Lease and the Property.

      3.5 Net Working Capital Adjustment.

            (a) Net Working Capital Schedule. As soon as practicable but in no event later than 30 days after the Closing Date, JQH Trust shall prepare and deliver to Parent an unaudited balance sheet (the "Closing Balance Sheet") of Chateau Lake as of the close of business on the Closing Date. The Closing Balance Sheet shall be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and consistent with Chateau Lake's past practices. Simultaneously with the delivery of the Closing Balance Sheet, JQH Trust shall also prepare and deliver to Parent a schedule (the "Net Working Capital Schedule") setting forth JQH Trust's calculation of Net Working Capital (as defined below) as of the Closing Date derived from the Closing Balance Sheet, together with related supporting schedules, calculations and documentation. As used herein, "Net Working Capital" means the excess of (i) all of the Current Assets (as defined below) of Chateau Lake, over (ii) all of the Current Liabilities (as defined below) of Chateau Lake. As used herein "Current Assets" means
      (i) all of the current assets of Chateau Lake, which shall include the assets that would be classified as current assets under GAAP, and (ii) the amount of the FF&E Reserve set forth on the Closing Balance Sheet. As used herein, "Current Liabilities" means all of the current liabilities of Chateau Lake, which shall include the liabilities that would be classified as current liabilities under GAAP, but excluding the current portion of long-term debt.

            (b) Dispute. Within 30 days following receipt by Parent of the Net Working Capital Schedule, Parent shall deliver written notice (the "Notice of Disagreement") to JQH Trust of any dispute Parent has with respect to the preparation or content of the Net Working Capital Schedule. The Notice of Disagreement must describe in reasonable detail the items contained in the Net Working Capital Schedule that Parent disputes and the basis for any such disputes. If Parent does not notify JQH Trust of a dispute with respect to the Net Working Capital Schedule within such 30-day period, such Net Working Capital Schedule will be final, conclusive and binding on the parties. In the event a Notice of Disagreement is delivered to JQH Trust, Parent and JQH Trust shall negotiate in good faith to resolve such dispute. If Parent and JQH Trust, notwithstanding such good faith effort, fail to resolve such dispute within 14 days after Parent delivers a Notice of Disagreement, then Parent and JQH Trust jointly shall engage a "Big Four" accounting firm (the "Accountants") to resolve such dispute. Parent and JQH Trust shall use reasonable efforts to cause the Accountants to render a written decision resolving the matters submitted to the Accountants within 30 days of the making of such submission. Parent and JQH Trust shall share equally the fees and expenses of the Accountants. All determinations made by the Accountants will be final, conclusive and binding on the parties. Any final, conclusive and binding resolution of the Net Working Capital set forth on the Net Working Capital Schedule made pursuant to this Section 3.5(b) is referred to herein as the "Final Net Working Capital."

            (c) Payment. Within 10 days of the determination of the Final Net Working Capital, (i) if the Final Net Working Capital is less than $0 ("Target Net Working Capital"), then Parent shall pay to JQH Trust an amount in cash equal to the excess of the Target Net Working Capital over the Final Net Working Capital, and (ii) if the Final Net Working Capital is greater than the Target Net Working Capital, then JQH Trust shall pay to Parent an amount in cash equal to the excess of the Final Working Capital over the Target Net Working Capital.

      3.6 Expenses. Parent and JQH Trust shall share equally the amount of all closing costs and expenses associated with the transactions contemplated by this Agreement, including, without limitation, all (a) sales, use, transfer and documentary taxes, (b) recording and filing fees, (c) mortgage transfer or assumption fees, (d) title policy costs and (e) title insurance costs.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF JQH TRUST

      JQH Trust hereby represents and warrants as follows:

      4.1 Organization and Authority. JQH Trust is validly existing under the laws of JQH Trust's jurisdiction of creation, and the trustee executing this Agreement on behalf of JQH Trust has all requisite trust power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly authorized by all necessary trust action of JQH Trust, and this Agreement constitutes a valid and legally binding obligation of JQH Trust, enforceable against JQH Trust in accordance with its terms.

      4.2 No Material Violation. The execution and delivery by JQH Trust of this Agreement and the other agreements contemplated by this Agreement to be entered into by JQH Trust at Closing do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not (a) conflict with, or result in any material violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under (i) any provision of the organizational documents of JQH Trust, or (ii) any order or law applicable to JQH Trust or the property or assets of JQH Trust or (b) give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, mortgage, pledge, security interest, claim or other type of charge or encumbrance of any kind ("Lien") upon any of the properties of JQH Trust under, any material contract to which JQH Trust is a party or by which it or any assets of it may be bound. No consent or approval is required to be obtained or made by or with respect to JQH Trust in connection with the consummation of the transactions contemplated hereby, other than the consent of the Lender that may be required under the Security Instrument and the Note. Immediately prior to the effective time of the Merger, the transactions contemplated by this Agreement will not result in a violation of or default (or an event which, with notice or lapse of time or both, would constitute a default) under the Indenture.

      4.3 Title. JQH Trust is the record owner of 14,597,706 limited partnership interests in JQH LP and the beneficial owner of all of the limited partnership interests in JQH LP to be canceled pursuant to the terms of this Agreement. Hammons, Inc. is the record owner of 1,446,194 limited partnership interests in JQH LP. The Canceled LP Interests will be free and clear of all Liens as of the Closing.

      4.4 Restricted Payments. JQH LP has not, and as of the effective date of the Proposed Merger will not have, made any Restricted Payments (as defined in the Indenture) in reliance on Section 4.07(b)(5) of the Indenture.

                                   ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

      Each of Parent and Merger Sub hereby jointly and severally represents and warrants as follows:

      5.1 Organization and Authority. Parent is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. Each of Parent and Merger Sub has all requisite limited liability company or corporate (as the case may be) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly authorized by all necessary limited liability company or corporate, as the case may be, action of Parent and Merger Sub, and this Agreement constitutes a valid and legally binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms.

                                   ARTICLE VI
                               GENERAL PROVISIONS

      6.1 Amendment; Termination. This Agreement may only be amended or terminated by written consent of all the parties hereto.

      6.2 Expenses. Except as set forth in Sections 3.4 and 3.6, all fees, commissions and other expenses incurred by the parties in connection with the negotiation of this Agreement and in preparing to consummate the transactions contemplated hereby, including the fees and expenses of their respective counsel and other advisors, will be borne by the party incurring such fee, commission or expense.

      6.3 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will be considered one and the same agreement.

      6.4 Governing Law. This Agreement will be governed by the laws of the State of Delaware, without regard to conflicts of laws principles.

      6.5 Notices. Any notices or other communications required or permitted under this Agreement must be given in writing and shall be deemed to have been duly given if delivered (i) by hand (including by reputable overnight courier),
(ii) by mail (certified mail, return receipt requested) or (iii) by telecopy facsimile transmission (receipt of which is confirmed):

            If to JQH Trust:

                  John Q. Hammons
                  300 John Q. Hammons Parkway,
                  Suite 900
                  Springfield, Missouri 65806
                  Telephone: (417) 873-3595
                  Facsimile: (417) 873-3511

            with a copy to (which shall not constitute notice):

                  Blackwell Sanders Peper Martin LLP
                  4801 Main Street, Suite 1000
                  Kansas City, Missouri 64112
                  Attn: Gary D. Gilson, Esq. and
                        David C. Agee, Esq.
                  Telephone: (816) 983-8000

                  Facsimile: (816) 983-8080

            If to Parent, Merger Sub, Atrium, JQH LP, Hotels Two or Chateau
      Lake:

                  JQH Acquisition LLC
                  Carnegie Hall Tower
                  152 West 57th Street, 56th Floor
                  New York, New York  10019
                  Attn: Jonathan D. Eilian
                  Telephone: (212) 884-8827
                  Facsimile: (212) 884-8753

            with a copy to (which shall not constitute notice):

                  Kaye Scholer LLC
                  Three First National Plaza
                  41st Floor
                  70 West Madison Street
                  Chicago, Illinois 60602-4231
                  Attn: Gary R. Silverman, Esq.
                  Telephone: (312) 583-2530
                  Facsimile: (312) 583-2330

Any party may change the person or address for service upon it or delivery of notices or other communications to it under this Agreement by delivering notice of such change to the other party in accordance with this Section 6.5.

      6.6 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      6.7 Assignment and Modification. No party hereto may assign their rights or obligations hereunder without the prior written consent of the other parties. This Agreement may be amended, modified or supplemented only by a written instrument executed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, legal representatives, heirs and legatees.

      6.8 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach, whether or not similar.

      6.9 Severability. This Agreement will be deemed severable and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

      6.10 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS

AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATION IN THIS SECTION 6.10.

      6.11 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered on their behalf, as of the date first above written.

                                         JOHN Q. HAMMONS, AS TRUSTEE OF THE
                                         REVOCABLE TRUST OF JOHN Q. HAMMONS,
                                         DATED DECEMBER 28, 1989, AS AMENDED
                                         AND RESTATED

                                         By:___________________________________
                                         Name: John Q. Hammons
                                         Title: Trustee

                                         JOHN Q. HAMMONS HOTELS, L.P., a
                                         Delaware limited partnership

                                         By: JOHN Q. HAMMONS HOTELS,
                                             INC., a Delaware corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         JOHN Q. HAMMONS HOTELS TWO, L.P., a
                                         Delaware limited partnership

                                         By: JOHN Q. HAMMONS HOTELS, L.P., a
                                             Delaware limited partnership

                                             By: JOHN Q. HAMMONS
                                                 HOTELS, INC., a Delaware
                                                 corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         JQH ACQUISITION LLC, a Delaware
                                         limited liability company

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         JQH MERGER CORPORATION, a Delaware
                                         corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         ATRIUM HOTELS, LLC, a Delaware limited
                                         liability company

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

\
                                         CHATEAU LAKE, LLC, a Missouri limited
                                         liability company

                                         By: JOHN Q. HAMMONS HOTELS
                                             TWO, L.P., a Delaware limited
                                             partnership

                                             By: JOHN Q. HAMMONS
                                                 HOTELS, L.P., a Delaware
                                                 limited partnership

                                                 By: JOHN Q. HAMMONS HOTELS,
                                                     INC., a Delaware
                                                     corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________